SIGNIFICANT EVENTS DURING THE CURRENT REPORTING PERIOD	6 Months Ended
Jun. 30, 2020
SIGNIFICANT EVENTS DURING THE CURRENT REPORTING PERIOD
SIGNIFICANT EVENTS DURING THE CURRENT REPORTING PERIOD

NOTE 3 - SIGNIFICANT EVENTS DURING THE CURRENT REPORTING PERIOD:

a.	Borrowing:

1.	General

On February 23, 2020 (“Closing Date”) RedHill Inc. entered into a credit agreement and certain security documents (the “Credit Agreement”) with HCR Collateral Management, LLC (“HCRM”).

Under the terms of the Credit Agreement, RedHill Inc. received on March 12, 2020, a $30 million term loan to support its commercial operations. On March 31, 2020, RedHill Inc. received an additional $50 million term loan to fund the acquisition of rights to Movantik® from AstraZeneca.

For each quarter for the period from January 1, 2021, to December 31, 2029, HCRM will receive royalties of up to 4.5% of the Company’s worldwide net revenues, subject to a $75 million cap, as well as interest on the outstanding term loan to be computed as the 3-month LIBOR rate (“LIBOR”), subject to a 1.75% floor rate, plus 8.2% fixed rate, which will be decreased to 6.7% upon achievement of certain net revenue targets for the trailing four quarters ending March 31, 2021.

The term loans mature in six years with no principal payments required in the first three years. In the case that certain net revenue targets are not met, principal payments shall be accelerated and commence following the two-year anniversary of the Closing Date. The term loans can be prepaid at RedHill Inc.’s discretion, subject to customary prepayment fees, which decrease over time. Upon the prepayment or repayment of all or any portion of the term loans, RedHill Inc. shall pay HCRM a 4% on the principal amount of the term loan being repaid or prepaid as an exit fee.

The borrowings under the Credit Agreement are secured by a first priority lien on substantially all of the current and future assets of RedHill Inc., all assets related in any material respect to Talicia®, and all of the equity interests in RedHill Inc. The Credit Agreement also restricts ability of RedHill Inc. to make certain payments, including paying dividends, to the Company prior to the full repayment of the term loan facility.

The Credit Agreement contains certain customary affirmative and negative covenants. The Credit Agreement also contains a financial covenant requiring RedHill Inc. to maintain a minimum level of cash, as well as a covenant requiring it to maintain minimum net sales, beginning with the fiscal quarter ending June 30, 2022. The minimum level of cash is relative to the amount borrowed under the term loan facility.

The Credit Agreement contains defined events of default, in certain cases subject to a grace period, following which the lenders may declare any outstanding principal and unpaid interest immediately due and payable.

As of June 30, 2020, the minimum level of cash, which relates to the term loan is $20 million. On August 12, 2020, RedHill Inc. signed an amendment to the Credit Agreement reducing the minimum level of cash, which relates to the two tranches actually borrowed, to $16 million.

2.	Accounting treatment

A financial liability is recognized for each tranche upon drawdown, at the amount drawn less transaction costs attributable to that tranche.

Upon initial recognition, the effective interest rate is calculated by estimating the future cash flows throughout the expected life of that tranche, taking into account the transaction costs allocated to each tranche. The Company determined that the basis of the royalty payments due to HCRM, the Company’s worldwide net revenues is a non-financial variable and specific to the Company.

Moreover, the royalty feature is an integral part of the terms and conditions of the term loan and cannot be transferred or settled separately from the term loan. Therefore, the royalties feature is not classified separately, does not meet the definition of a derivative, and is not measured separately. Instead, the royalty feature and other net revenues features are taken into account in estimating the effective interest rate.

Determining the weighted effective interest rate requires certain judgment related to the estimation of the timing and amounts of the Company’s future worldwide net revenues.

The weighted effective interest rate on the Closing Date was approximately 16.5%.

Each tranche drawn down is subsequently measured at amortized cost. The effective interest rate is re-estimated at each Interest Rate Determination Date, as defined in the Credit Agreement, by revising the LIBOR, if needed, taking into account the LIBOR floor (that is considered to be closely related to the host debt contract and is not separated from the host debt).

Furthermore, revisions to estimated amounts or timing of future cash flows, if needed, shall adjust the amortized cost of each tranche drawn down to reflect the present value of actual and revised estimated contractual cash flows, discounted using the original effective interest rate (adjusted for changes in the LIBOR, as described above). The adjustment will be recognized in profit or loss as a financial income or expense.

As described above, the Credit Agreement contains a financial covenant requiring the Company to maintain a level of cash liquidity, on any business day from the Closing Date to the maturity date, in accounts which are subject to HCRM’s control. Therefore, the amounts of minimum cash and cash equivalents are excluded from cash and cash equivalents in the Statements of Financial Position and the Statements of Cash Flows. Instead, these amounts are presented as restricted cash in the Statements of Financial Position and the movements in these restricted cash are presented as investing activities in the Statements of Cash Flows. The minimum cash amounts are restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period and therefore are presented as non-current assets until 12 months prior to the term loan maturity date.

b.	Movantik® acquisition:

1.	General

In connection with the agreements mentioned in note 1a(2) above, on April 1, 2020 (“Effective Date”), RedHill Inc. made an upfront payment of $52.5 million to AstraZeneca and the License Agreement, the Supply Agreement and the TSA became effective. Under the terms of the License agreement, as amended on July 14, 2020, RedHill Inc. agreed to pay a further non-contingent payment of $15.5 million in December 2021.

RedHill Inc. will also assume responsibility for sales-based royalty and potential milestone payments that AstraZeneca is required to pay to Nektar Therapeutics (“Nektar”), the originator of Movantik®.

In addition, AstraZeneca transferred on the Effective Date to RedHill Inc. a co-commercialization agreement with Daiichi Sankyo, Inc. (“DSI”) for Movantik® in the U.S, according to which, RedHill Inc. will share costs and pay sales-based payments to DSI under that agreement. Effective July 1, 2020, RedHill Inc. and DSI replaced this agreement with a new royalty-bearing agreement. See note 8 below.

Under the terms of the Agreement, RedHill Inc. shall assume responsibility over Abbreviated New Drug Application litigations initiated by AstraZeneca and Nektar against Apotex, Inc. and Apotex Corp. (together "Apotex") and against MSN Laboratories ("MSN") in December 2018, and against Aurobindo Pharma U.S.A ("Aurobindo") in November 2019, in the United States District Court for the District of Delaware. In the complaints, it is alleged that the generic companies’ versions of Movantik®, if approved and marketed, would infringe a Movantik® related patent set to expire in April 2032 (U.S. Patent No. 9,012,469). There exist other Orange Book-listed patents covering Movantik®, the last of which to expire is U.S. Patent No. 7,786,133 (expected expiry in September 2028), which have not been challenged by the generic Companies.

2.	Accounting treatment

The Company accounted for the acquisition of rights to Movantik® as an asset acquisition, that does not constitute a business, for the following considerations:

(a)

The Supply Agreement provides RedHill Inc. with the ability to purchase finished products and materials from AstraZeneca during a transition period at approximately fair value, without acquiring AstraZeneca's organized workforce or existing processes required to manufacture Movantik®. That is, RedHill Inc. does not purchase an in-place manufacturing processes nor any specialized equipment required to the manufacturing process, but instead, the purpose of the Supply Agreement is to enable RedHill Inc. to establish its own manufacturing capability, whether directly or through a third party, that would also require obtaining relevant regulatory approvals, which presumably will take a significant period of time.

(b)

The TSA is intended to allow smooth transition of the different activities related to Movantik®, is for a relatively short period and is not intended for RedHill Inc. to acquire AstraZeneca's organized workforce, supply chain or distribution processes.

The total acquisition consideration, including upfront payment, discounted present value of the deferred payment and directly attributable transactions costs amounted to approximately $65 million. Since all acquired assets are intended to generate revenues from sales of Movantik® and have a similar useful life, the Company attributed this consideration to a single intangible asset representing the acquired rights to Movantik®. The intangible asset shall be amortized commencing the Effective date on a straight-line basis over its useful life, which was estimated at approximately 10.5 years from the Effective Date.

With respect to sales-based royalty, milestone payments and commissions aforementioned, the Company applied an accounting policy, pursuant to which these variable payments shall not be included in the initial measurement of the cost of the intangible asset acquired, as they are not a present obligation of RedHill Inc. The sales-based royalty and commissions are expensed as incurred and recognized under Cost of Revenues.

Until September 30, 2020, AstraZeneca will provide, among other services, Sales Order-To-Cash (SOTC) services. During this period, AstraZeneca will remit RedHill Inc. the Sales Margin, as defined in the TSA, for the products sold and RedHill Inc. will pay a fee of 4.5% of Net Revenues, as well as non-sales-based fees and out-of-pocket costs for the services rendered. The company determined that AstraZeneca does not control the product before it is transferred to the end customers (the wholesalers) since Redhill Inc. has the significant risks and rewards of holding the product rather than AstraZeneca. In addition, RedHill Inc. is primarily responsible for fulfilling the obligation to provide Movantik® to customers, including for acceptability. Moreover, RedHill Inc. bears the inventory risk and has discretion over pricing and discounts and AstraZeneca has limited ability in entering into new agreements with customers or changing commercial terms of existing agreements. Therefore, the Company concluded that RedHill Inc. is a principal in providing Movantik® during the SOTC period, and it will recognize revenues in the gross amount of consideration to which it expects to be entitled in exchange for the finished products transferred to the customers (the wholesalers). The fees and out-of-pocket costs shall be expensed as incurred.

c.	Intangible assets impairment:

Following the outbreak of the COVID-19 pandemic and its significant impact on worldwide travel, the Company expects a decrease in U.S. outbound travel and the potential market for Aemcolo®, for traveler’s diarrhea, and therefore has recalculated the recoverable amount of the intangible asset related to Aemcolo®. The Company adjusted the recoverable amount to approximately $10.5 million and recognized an impairment loss of $0.8 million in the six months period ended June 30, 2020. The significant changes in assumptions are related to an expected decrease in the annual travelling incidence (a percentage of the U.S. population) from 2020 through 2023, as well as a change in the weighted average cost of capital (“WACC”) used to discount the asset’s cash flows from 15.4% as of December 31, 2019 to 17.2% as of the date of the recalculation. The impairment loss was recognized under Cost of Revenues in the Consolidated Statements of Comprehensive Loss, and it is attributable in full to the Commercial Operations segment. As there were no indicators for impairment of any of the other intangible assets, the Company did not specifically evaluate their recoverable amounts.

d.	At-the-market equity offering program:

During the six months ended June 30, 2020, the Company sold 844,246 ADSs under an “at-the-market” equity offering program (“ATM program”) at an average price of $7.73 per ADS. Net proceeds to the Company, following issuance expenses of approximately $0.2 million, were approximately $6.4 million. The sale is under the Company's sales agreement with SVB Leerink LLC. (“Leerink”) which provides that, upon the terms and subject to the conditions and limitations in the sales agreement, the Company may elect from time to time, to offer and sell its ADSs having aggregate gross sales proceeds of up to $60 million through the ATM program, under which Leerink acts as the sales agent. The issuance and sale of ADSs by the Company under the ATM program is being made pursuant to the Company’s shelf registration statement declared effective on July 31, 2018.

e.	Payroll Protection Program:

In April 2020, RedHill Inc. received approximately $2.3 million loan under the U.S. Small Business Administration Payroll Protection Program (“PPP”) which was created under the Coronavirus Aid, Relief and Economic Security Act. The loan has a term of two years and bears a fixed interest rate of 1% per annum, with the initial six months of interest deferred. Under the PPP, repayment of the loan, including interest, may be forgiven based on payroll expenses, rent, utilities and other qualifying expenses incurred in the eight weeks following receipt of the loan, provided that RedHill Inc. will adhere to specific requirements outlined in the PPP. The Company estimates that there is reasonable assurance that RedHill Inc. will comply with the conditions associated with forgiveness of the loan and that the loan will be forgiven, and therefore accounted for the PPP loan as a government grant, recognizing it in the statements of comprehensive loss, as a reduction of operating expenses.